LOAN AGREEMENT

THIS LOAN AGREEMENT (the "Loan Agreement"), dated as of the 27th day of December, 2018, is by and between **INTEGRITY COAL SALES, INC.**, a New York corporation ("Lender"); and **AMERICAN RESOURCES CORPORATION**, a Florida corporation, **QUEST ENERGY, INC.**, an Indiana corporation, **MCCOY ELKHORN COAL LLC**, an Indiana limited liability company, **KNOTT COUNTY COAL LLC**, a Delaware limited liability company, **ERC MINING INDIANA CORP.**, an Indiana corporation, **DEANE MINING LLC**, a Delaware limited liability company, **WYOMING COUNTY COAL LLC**, an Indiana limited liability company and **QUEST PROCESSING LLC**, an Indiana limited liability company (jointly and severally, and collectively referred to herein as "Borrower").

WITNESSETH:

WHEREAS, Borrower desires to upgrade existing coal mines and processing facilities and develop new coal mines in Pike, Knott, Letcher, Perry and Breathitt Counties, Kentucky, known as the Bevins Plant, Mine #15, Carnegie and PointRock Mines, (collectively the "Project");

WHEREAS, Borrower has requested that Lender make a non-revolving loan to Borrower, with a maximum amount of $6,500,000.00 (the "Loan"), which is to be available for draws to be used specifically for the Project by Borrower;

WHEREAS, Borrower will grant, convey and assign a first lien security interest to Lender in the Integrity Priority Collateral (defined herein) and a security interest pari-passu to Golden Properties Ltd. in the Other Collateral (defined herein) in accordance with the conditions herein along with other security interests defined herein; and

WHEREAS, Lender is willing to make the Loan to Borrower on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Definitions; Material; Singulars and Plurals; U.C.C. Definitions; Section References and Recitals.

1.1 Definitions. Words defined elsewhere in this Loan Agreement shall have the same meaning throughout this Loan Agreement. The following words and terms as used in this Loan Agreement shall have the following meanings unless a different meaning clearly appears from the context:

"Agreement" means this Loan Agreement as the same may be supplemented or amended from time-to-time.

"Applicable Environmental Laws" means the laws and implementing regulations of the United States Government, the State of West Virginia, State of Indiana, Commonwealth of Kentucky and local governments, whether now in existence or hereafter enacted, that govern: (1) the existence, cleanup, or remedy of hazardous substance contamination on property; (2) the protection of the environment from released, spilled, deposited or otherwise emplaced hazardous substance contamination; (3) the control of

hazardous substances and waste; (4) the reporting, use, generation, storage, transport, treatment and removal of hazardous substances, (5) the regulation of underground storage tanks; and (6) the preservation of sensitive lands (e.g. wetlands, endangered species and historic sites).

"Applicable Laws" means all existing and future laws, rules, regulations, statutes, codes, ordinances, permits, certificates, orders and licenses of, and interpretations by, any Governmental Authority and applicable judgments, decrees, injunctions, writs, orders, or like action of any court, arbitrator or other administrative judicial or quasi-judicial tribunal or agency or competent jurisdiction (including those pertaining to the health, safety or environmental condition of Borrower's Property and Applicable Environmental Laws) that whatsoever affect or relate to the Loan Documents, Borrower, the Land or the Project.

"Borrower" means **AMERICAN RESOURCES CORPORATION**, a Florida corporation, **QUEST ENERGY, INC.**, an Indiana corporation, **MCCOY ELKHORN COAL LLC**, an Indiana limited liability company, **KNOTT COUNTY COAL LLC**, a Delaware limited liability company, **ERC MINING INDIANA CORP.**, an Indiana corporation, **DEANE MINING LLC**, a Delaware limited liability company, **WYOMING COUNTY COAL LLC**, an Indiana limited liability company and **QUEST PROCESSING LLC**, an Indiana limited liability company, jointly and severally.

"Borrowing Parties" shall mean Borrower.

"Business Day" means a day other than a Saturday, Sunday, or other day on which banks are authorized or required to close under the laws of the State of West Virginia.

"Closing" means the date, time and place when all conditions precedent to the Loan have been met.

"Collateral" shall mean the Integrity Priority Collateral and Other Collateral as defined herein.

"Construction Costs" means all actual costs associated with construction and development of the Project, including all expenditures incurred or to be incurred by Borrower for mining equipment, work, labor, insurances or materials furnished with regard to construction of the Project, Fixtures and Equipment costs, professional fees and other related costs, excluding interest costs on the Loan during the Draw Period and working capital.

"Draw Period" means the **three (3) month** period beginning on the date hereof.

"Deed of Trust" shall mean the first lien Credit Line Deed of Trust encumbering the Land and/or the Project and to be executed by Wyoming County Coal LLC and securing Lender.

"Environmental Laws" means, collectively, all the laws and implementing regulations of the United States Government, State of West Virginia, State of Indiana, Commonwealth of Kentucky and local governments, whether currently in existence or hereafter enacted, that govern: (1) existence, cleanup and/or remedy of hazardous substance contamination on property; (2) the protection of the environment from released, spilled, deposited or otherwise emplaced hazardous substance contamination; (3) the control of hazardous substances and hazardous substance waste; (4) the reporting, use, generation, transport, treatment

and removal of hazardous substances; and (5) the protection and preservation of sensitive lands, e.g., wetlands and endangered species and historic sites.

"GAAP" means U.S. generally accepted accounting principles.

"Governmental Authorities" mean the United States, the State of West Virginia, State of Indiana, Commonwealth of Kentucky, and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them.

"Governmental Requirement" means any material law, ordinance, order, rule or regulation of any Governmental Authority, including, but not limited to, laws, ordinances, orders, rules or regulations with regard to licensing, permits, Environmental Laws, ERISA and the Internal Revenue Code.

"Hazardous Substance" means any substance which at any time is toxic, ignitable, reactive or corrosive and that is regulated by any Environmental Law or which has been or shall be determined at any time by any agency or court to be a toxic, ignitable, reactive or corrosive substance regulated under any Environmental Law or detrimental to the environment or health of living organisms. "Hazardous Substance" includes any and all material or substance that is defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to any Environmental Law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs"), radon, nuclear materials, petroleum and petroleum products, natural gas, methane, and urea formaldehyde.

"Indemnified Parties" shall mean Lender, any trustee or trustees under the Deed of Trust, previously, presently, or subsequently, originally or by substitution, , any trustee or trustees under any other deeds of trust or security instruments securing the Obligations, previously, presently, or subsequently, originally or by substitution, any party who is, has been, or shall be involved in originating the Loan, any party who is, has been, or shall be involved in servicing the Loan, any party who may hold or acquire or shall hold or acquire a full or partial interest in the Loan, as a participant in the Loan or otherwise, as well as the respective directors, officers, shareholders, partners, members, managers, employees, agents, counsel, attorneys, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors, and assigns of any and all of the foregoing, including, without limitation, any successors by merger, consolidation, or acquisition of all or a substantial part of Lender's assets and/or business.

"Integrity Priority Collateral" shall mean the collateral listed on Exhibit A of the Security Agreement and in the Deed of Trust for which the Lender shall have first lien security interest.

"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Land" means collectively (a) the real property upon which the Project is to be located and constructed, and (b) the real property which is located in Wyoming County, West Virginia, and is to be encumbered by said first lien Deed of Trust, together with (i) any and all existing and future buildings, structures, fixtures, and other improvements of any and every kind, nature, character, manner, and description presently and subsequently located, situate, and/or constructed thereon, (ii) any and all appurtenances thereto, including, without limitation, any and all easements, rights of way, and/or rights of ingress, egress, and/or regress appurtenant thereto, and (iii) all estate, right, title, interest, and claim of the owner(s) thereof in, of, and to all streets, roads, and public places, opened or proposed, presently or subsequently adjoining or appertaining to the same.

"Lender" means Integrity Coal Sales, Inc., and any successors or assigns of Lender.

"Leases" means all lease agreements on all or any part of the Land, the buildings and improvements thereon, and the fixtures and equipment thereon, and the two (2) Leases from Norfolk Southern covering certain additional properties located in Wyoming County, West Virginia.

"Liabilities and Losses" shall mean any and all liabilities, losses, damages (compensatory, punitive, incidental, consequential, foreseeable, unforeseeable, liquidated, unliquidated, or otherwise), costs, expenses, penalties, injuries, assessments, liens, fines, impositions, demands, claims, actions, causes of action, and judgments, including, without limitation, fees and expenses of internal and external counsel, paralegals, accountants, consultants, and experts, of any and every kind, nature, manner, character, and description, known or unknown, matured or unmatured, developed or undeveloped, foreseeable or unforeseeable, contingent or noncontingent, liquidated or unliquidated, whenever incurred, sustained, suffered, and/or expended, by Indemnified Parties.

"Loan" means the extension of the principal sum of **$6,500,000.00** by Lender to Borrower under the terms of this Loan Agreement.

"Loan Documents" means (i) this Loan Agreement; (ii) the Note; (iii) the Deed of Trust; (iv) the Security Agreement; (v) UCC Financing Statements and related documents filed or made in conjunction with the creation and perfection of Lender's security interest in the Collateral; and (vi) such other documents as required by Lender; all in form and substance satisfactory to Lender.

"Material Adverse Effect" means, with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), a materially adverse effect on the business, operations, revenues, financial condition or property of Borrower, or the value of Borrower's assets and property, or the value of the Land or Project, or the ability of Borrower to pay and/or perform any of the Obligations.

"Note" shall mean the Promissory Note from Borrower payable to Lender in the amount of the Loan, together with all amendments, renewals or extensions thereof.

"Obligations" means Borrower's obligation to pay to Lender all sums due under the terms of the Loan Documents, including but not limited to the repayment of principal and interest pursuant to this Loan Agreement and the Note; the payment of reasonable fees and expenses incurred by Lender in conjunction with the Loan; the reimbursement of monies to Lender expended on Borrower's behalf as permitted by the Loan Documents; any and all obligations to pay, reimburse, indemnify or otherwise compensate Lender pursuant to any of the Loan Documents; all covenants, agreements and obligations of Borrower under the Loan Documents; and all obligation of Borrowers under the New Coal Sales Contract and Existing Coal Sales Contract with Lender.

"Other Collateral" shall mean all of the property and assets, all chattel paper; all contracts; all documents; all equipment; all general intangibles; all fixtures; all instruments; all inventory; all investment property; all securities; all accounts, accounts receivable, and deposit accounts, including all accounts maintained by the Borrower with any financial institution, and all funds on deposit therein, and investments arising out of such funds, all claims thereunder or in connection therewith, all cash, securities, rights and

other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments; whether real property, tangible personal property, and/or intangible personal property of Borrower, other than the Integrity Priority Collateral. "Other Collateral" also includes construction materials and supplies, fixtures and the like acquired in connection with the construction of the Project.

"Parties" shall mean Borrowing Parties and Lender.

"Party" shall mean any of the Parties, separately and independently of the other Parties.

"Person" means any corporation, partnership, sole proprietorship, joint venture or other entity or any natural person or group of persons.

"Security Agreement" means that certain Security Agreement from Borrower to Lender covering the property more particularly described therein.

"Solvent" means, with respect to any person or entity on a particular determination date, that on such date (i) the fair value of the property of such person or entity is greater than the total amount of debts and other liabilities, including, without limitation, contingent and unliquidated liabilities, of such person or entity; (ii) the present fair salable value of the assets of such person or entity is greater than the amount that will be required to pay the probable liability of such person or entity on its existing debts and other liabilities as they become absolute and matured; (iii) such person or entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business; (iv) such person or entity does not intend to, and does not believe that it will, incur debts or other liabilities beyond such person's or entity's ability to pay as such debts and other liabilities mature or become due; and (v) such person or entity is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person's or entity's property would constitute unreasonably small capital.

1.2 Material. As used in this Loan Agreement, the non-capitalized adjective "material" means any material and adverse effect, whether individually or in the aggregate, upon (a) the Land, Project, assets, business operations, properties or financial condition, taken as a whole and taking into account all applicable insurance, or (b) the ability of Borrower to make payment as and when due of all or any part of the Obligations.

1.3 Singulars and Plurals. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

1.4 U.C.C. Definitions. Unless otherwise defined in Section 1.1 or elsewhere in this Loan Agreement, capitalized words shall have the meanings set forth in the Uniform Commercial Code as in effect in the State of West Virginia as of the date of this Loan Agreement.

1.5 Section References. Unless otherwise specified, section, subsection, and paragraph references are to this Loan Agreement.

1.6 Recitals. All recitals are hereby incorporated in the operative provisions of this Loan Agreement.

Section 2. Amount and Terms of Credit.

2.1 The Loan.

(a) Advances. Subject to the terms and conditions hereof and relying upon the representations and warranties set forth herein, Lender agrees to make advances of the Loan to Borrower for the Construction Costs ("Advances") in an aggregate principal amount not to exceed **$6,500,000.00** for the Project. The sum of $3,000,000.00 will be advanced at Closing for payment of $500,000.00 of existing payables and $2,500,000.00 will be used for Construction Costs. Borrower will provide a bi-weekly report to Lender documenting the use of the Loan proceeds for Construction Costs along with all requested supporting invoices. The Advances will be advanced by Lender to Borrower from time to time during the Draw Period commencing as of the date hereof, in accordance with and subject to the requirements and limitations set forth in this Loan Agreement and in the following provisions.

(b) Requests for Advances. Not more frequently than once a week and not less than three (3) Business Days prior to the making of each Advance request, Borrower shall submit to Lender a request for advance in the form of AIA Documents G702 and G703 or such other form provided by Lender ("Request For Advance Form"), setting forth the total amount requested, broken down by the categories and in such further detail as Lender may reasonably request, provided, however, that at such time as the not-yet-advanced loan balance is an amount less than $100,000.00 such final advance shall be equal to the loan balance. Each request for Advance will be substantially in the form of AIA Documents G702 and G703. A condition to Lender's approval of each Advance, shall be a third-party inspection of the Project, at Borrower's expense, that is satisfactory to Lender.

(c) Borrowing Limitations. Advances will be made only to defray Project Construction Costs described in the Request for Advance Form and actually incurred by Borrower. No Advances will be made after the 3 month Draw Period.

(d) Payment of Advances. Advances will be disbursed to Borrower.

(e) Loan Advances to Cure Defaults; etc. Notwithstanding the foregoing provisions of this Section 2.1, and without receiving requests from Borrower for Advances, Lender may at any time or from time to time make Advances to satisfy any condition hereof which would cause an Event of Default if not cured or to cure an Event of Default.

(f) Note, Terms. The Loan will be evidenced by the Note, dated as of the date of Closing, in a form satisfactory to Lender.

(g) Origination Fee. Intentionally Omitted

(h) Prepayment. During the first six months of the term of this Loan, Borrower may make partial pre-payments or a full prepayment on the principal balance of this Note. However, Borrower shall pay a 3% prepayment penalty on the amount so paid, except if such prepayment is made from the proceeds received by Borrower from the anticipated share offering by Maxim. For the remainder of the term of this Loan, Borrower may make partial pre-payments or a full prepayment on the principal balance of this Note

without premium or penalty. Each prepayment shall, unless Lender elects otherwise, be applied first to the principal due, unless interest on this Note is delinquent, in which case prepayment may be first applied, at Lender's option, to such delinquent interest and then as provided above. No partial prepayment will operate to postpone (i) the due date of any periodic loan installment of interest or (ii) the occurrence of an Event of Default as defined in any Loan Document. Any prepayment shall be applied first to the principal, unless interest on the Note is delinquent, in which case such prepayment may be first applied, at Lender's option, to the delinquent interest.

(i) Payment Date; Excess Interest Rate. If any payment becomes due on a day other than a Business Day, the due date thereof shall be extended to the next succeeding full Business Day and interest shall be payable at the applicable rate during such extension. If Borrower pays to Lender interest in excess of the amount permitted by applicable law, such excess shall be applied in reduction of the principal made pursuant to this Loan Agreement, and any remaining excess interest, after application thereof to the principal shall be refunded to Borrower.

(j) Lender's Fees and Expenses. At the Closing, Borrower agrees to reimburse Lender for all costs or fees associated with the Loan including, without limitation, legal fees, recording and filing fees, insurance, appraisal fees, environmental assessment fees, lien searches and related items, and any costs and fees and related or similar expenses any or all of which may be paid with proceeds from the Loan.

(k) Use of Loan Proceeds. The Loan proceeds shall be used solely for the Construction Costs and $500,000.00 of existing payables.

Section 3. Conditions of Lending.

The obligation of Lender to close the Loan and make Advances are subject to the accuracy, as of the date hereof, of the representations and warranties herein contained, to the performance by Borrower of its agreements to be performed hereunder on or before the date of each Advance and to the satisfaction of the following conditions:

3.1 Conditions to Closing of the Loan.

(a) Loan Documents. There shall have been executed and delivered to Lender at Closing, in addition to this Loan Agreement all of the Loan Documents.

(b) Guaranty Agreements. Intentionally omitted.

(c) Survey. Intentionally omitted.

(d) Appraisal. Intentionally omitted.

(e) Title Opinion. Within 14 days post-Closing, Lender shall have obtained from its counsel a title opinion indicating that the Deed of Trust creates a valid first lien security interest covering the property located in Wyoming County, West Virginia, which is to be encumbered by the Deed of Trust in favor of Lender, subject only to those exceptions that are acceptable to Lender. The cost of such title policy shall be paid by Borrower.

(f) Loan Origination Fee. Intentionally Omitted.

(g) Corporate Resolutions. Each of Borrower shall deliver to Lender certified copies of all actions taken by such Borrower in connection with this Agreement, including resolutions, consents or similar documents authorizing the execution and delivery of and performance by such Borrower under the Loan Documents.

(h) Opinion of Counsel. Lender shall have received a favorable written opinion of counsel for Borrower, dated as of the Closing for the Loan in form and substance satisfactory to Lender, covering the due authorization by Borrower and enforceability of the Loan Documents.

(i) Recording of Deed of Trust, and Financing Statements. On the date of Closing, the Deed of Trust, and all financing statements, if any, relating to the security interests granted to Lender by Borrower, shall have been duly recorded or filed in such manner and in such places as is required by law to establish, preserve, protect and perfect the interests and rights created by the Loan Documents and all taxes, fees and other charges in connection with the execution, delivery or filing of the same shall have been duly paid.

(j) No Material Change. On the date of the Closing there shall, in the opinion of Lender, have been no material adverse change in the financial condition of Borrower.

(k) Borrower's Equity Requirement. Intentionally omitted.

(l) New Coal Sales Agreement. Borrower and Lender shall concurrently enter into a Coal Sales Agreement on the date of Closing (the "New Coal Sales Contract").

(m) Wyoming County Deed. Within 14 days post-Closing, a corrective Deed for the Wyoming County, West Virginia property shall have been executed and recorded.

3.2 Conditions to Advances.

(a) Representations and Warranties. The representations and warranties contained in Section 4 hereof will be true on and as of the date of each Advance with the same effect as though such representations and warranties have been made on and as of each such date, unless changes thereto are disclosed to and accepted by Lender, and on each such date no Event of Default will have occurred and be continuing or will exist, unless waived by Lender subject to Section 8.1.

(b) Plans. Prior to any Request for Advance, Borrower will have furnished to Lender a copy of the preliminary (and upon finalization – the final) construction plans, if applicable, with an itemization of the construction and associated costs.

(c) Governmental Requirements. Borrower will have furnished to Lender complete copies of all necessary certificates, authorizations, permits, licenses, approvals and consents to construct and operate the Project (except those which are not available until completion of construction or otherwise to be obtained post-closing with the prior written approval of Lender), including without limitation those required under any applicable Governmental Requirement.

(d) Workers' Compensation and Insurance. Prior to commencing construction, Borrower or its general contractor shall provide to Lender evidence of workers' compensation coverage and of a general comprehensive liability insurance policy and "All Risk" Builder's Risk insurance covering the Project with such coverages and in such amounts as reasonably satisfactory to Lender and with Lender as a named insured on the Builder's Risk insurance policy.

(e) Flood Insurance. If the Lender shall determine that the Land or Project is situated in an area prone to flood hazards, Borrower shall maintain flood insurance in such amount as required by Lender and shall provide evidence of such flood insurance upon the Lender's request.

(f) Documentation. Delivery of: (i) Request For Advance/Application and Certificate of Payment, AIA documents G702 and G703 and/or another Request For Advance Form, acceptable to Lender, along with copies of all invoices upon request; (ii) certification by Borrower that all prior Loan Funds were used for Construction Costs; and (ii) certification of work performed and materials stored on site by an engineer or inspector acceptable to Lender.

(g) Governmental Approvals. Evidence of approval by all Governmental Authorities whose approval is required for construction and operation of the Project and operation of the Land and evidence that all subdivision, zoning laws, regulations and rules are being complied with and that the operation of the Project and the Land for its intended purposes does not and will not violate any laws, rules or regulations.

(h) Third Party Approvals. Evidence of all necessary approvals of the Loan and the transactions contemplated by the Loan Documents by all third parties whose approval or consent is necessary, or in the Lender's judgment, desirable.

(i) Damage. On the date of each Advance, the Project, Land or any part or parts thereof shall not have been materially injured or damaged by fire or other casualty and have remained unrestored.

(j) Mechanic's Liens. Borrower shall have furnished to Lender evidence in such form as Lender may reasonably request and as may be required by the issuer of the mortgagee title insurance that waivers have been obtained from all contractors and other persons entitled by law to mechanic's liens.

(k) Releases of Prior Liens. Lender shall have received evidence that all prior liens against the Integrity Priority Collateral have been release and that all prior liens against the land or the Project have been released.

(l) Expenses. Borrower will pay the costs and expenses incurred by Lender in connection with the Loan, which shall be deducted out of the first draw at Closing.

(m) Production Requirement. Borrower must be delivering monthly coal tonnage to Lender to supply the existing Coal Sales Contract with Lender in an amount to be agreed to by Lender in writing at the time of Borrower's Advance request, in amounts at the mutual agreement between Lender and Borrower.

(n) Equipment Appraisal and Factoring Arrangement. Lender shall have the right to obtain an independent appraisal of all the equipment that is part of the Integrity Priority Collateral. If the aggregate appraised value is less than the aggregate amount represented by Borrower, the Loan amount will

be reduced by such shortfall amount. Borrower will not increase the amounts currently due to Crestmark under its factoring arrangement, unless and until it obtains a release from Crestmark on Borrower's production and the Integrity Priority Collateral.

Section 4. Representations and Warranties. In order to induce Lender to enter into this Loan Agreement and to make the Loan provided for herein, Borrower makes the following representations, covenants, and warranties which shall survive the execution and delivery of this Loan Agreement and the other Loan Documents. Borrower represents and warrants as follows:

4.1 Status, Power and Authority. Each Borrower is a limited liability company or corporation as identified on page 1 hereof existing under the laws of the State identified for such company or corporation as set forth on page 1 hereof and has the power to own its properties and assets and to transact the business in which it is engaged or proposes to engage, has the power and authority to execute, deliver and carry out the terms and provisions of this Loan Agreement and the other Loan Documents to which it is a party and has taken all necessary action to authorize, as appropriate, the execution, delivery and performance of this Loan Agreement, the other Loan Documents to which it is a party, and the borrowings hereunder. This Loan Agreement and the other Loan Documents to which it is a party, when executed by Borrower are and will be legal, valid and binding obligations of Borrower.

4.2 Compliance with Other Instruments. Borrower is not in default under any material agreement to which it is a party and neither the execution, delivery or performance of this Loan Agreement, the other Loan Documents to which it is a party, nor the consummation of the transactions herein contemplated (or compliance with the terms and provisions of the same) will contravene any provision of law to which it is subject or any judgment, decree, order or permit applicable to it, nor will it conflict or be inconsistent with or result in any breach of any charge or encumbrance upon any of its property or assets, nor will it result in the imposition of a lien or security interest upon any of its property pursuant to any other indenture, mortgage, deed of trust or other instrument to which it is a signatory.

4.3 Litigation. There are no actions, suits or proceedings pending or, to Borrower's knowledge, threatened against or affecting Borrower before any court or before any governmental or administrative body or agency that are not adequately covered by insurance not heretofore directly and specifically disclosed to Lender in writing (and listed on Schedule 4.3 hereto) that could cause a Material Adverse Effect to Borrower. Borrower is not in default with respect to or under any applicable statute, rule, writ, injunction, decree, order or regulation of any governmental authority having jurisdiction that could cause a Material Adverse Effect to Borrower.

4.4 Taxes. All required federal, state and other tax returns have been filed by Borrower and the taxes in connection therewith which are due and payable have been paid to date, and no additional taxes or assessments in connection therewith have been asserted or are anticipated.

4.5 Financial and Other Information. All financial information supplied to Lender by Borrower is true and correct and accurately presents the financial position of Borrower for the periods presented. None of the information disclosed by Borrower to Lender in connection with the Loan contains any untrue statement of fact or omits to state any fact necessary in order to make the statements therein not misleading. There are no material liabilities of any kind or nature, direct or indirect, fixed or contingent, which are not stated and reflected therein and there has been no material adverse change in the financial condition of Borrower since the dates of such financial statements.

4.6 Title. Borrower warrants that, at the time of the making of the Loan, it has good and marketable title to the Collateral and that it has the unconditional authority and right to grant and convey the security interests conveyed by the Loan Documents.

4.7 Environmental Matters.

(a) That to the best of Borrower's knowledge, no material amounts of Hazardous Substances have been installed, stored, recycled, disposed of, released or otherwise located at the Land except in accordance with Environmental Laws and that no material amounts of Hazardous Substances have been released on the Land.

(b) To the best of Borrower's knowledge, properties immediately adjacent to the Land do not contain hazardous substances or pollutants that could migrate onto the Land, its subsurface, waters or air space. Borrower has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any applicable Environmental Law or any federal, state or local health or safety laws, codes or ordinances and any rules or regulations promulgated thereunder with respect to the Land.

(c) Borrower represents that all activities and conditions on the Land, of which it has knowledge, are currently in compliance with all Applicable Environmental Laws or any pertinent federal, state and local health and safety laws and regulations promulgated thereunder. Borrower covenants to obtain the written consent of Lender prior to engaging, alone or with others, in activities or operations at the Land involving the generation, transportation, storing or disposal of any Hazardous Substance, other than the ordinary course of Borrower's or any Lessee's present business and in accordance with all Applicable Environmental Laws.

(d) In the event any of the representations contained in this Section 4.7 shall cease to be true or if Borrower receives a notice or complaint such as those identified herein, Lender may request an environmental audit of the Land any time after the execution of this Loan Agreement which shall be conducted at Borrower's expense.

4.8 No Consent or Filing. Other than consents, filings and recordings and other documentation provided to Lender in connection with the Loan Documents, no consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other Person is required in connection with the valid execution, delivery, or performance of the Loan Documents or for the conduct of Borrower's business as now conducted.

4.9 Solvency. Borrower is, and during the term of this Loan Agreement will be, at all times, Solvent, both before and after giving effect to the transactions contemplated by the Loan Documents.

4.10 Compliance with Applicable Laws. Borrower represents and warrants that Borrower is in material compliance with all Applicable Laws with respect to its business and the use, maintenance, and operations of the Land and construction of the Project. Borrower has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any Applicable Law or Environmental Law or health or safety law, or ordinance and any rules or regulations promulgated thereunder with respect to the Land, Project or the operations conducted on the Land by the Borrower or any prior owner.

4.11 Licenses, Permits, Etc. Each material franchise, grant, authorization, license, permit, easement, consent, certificate, and order of Borrower is in full force and effect. Borrower has obtained all consents, licenses, permits, authorizations, and approvals relating to the design, construction, development, completion, management, use, operation and/or occupancy of the Project and the Land and the same are valid and of full force and effect, except those which are not available until completion of construction of the Project.

4.12 Absence of Liens for Labor or Materials. There are no unpaid bills for labor, materials, supplies or services furnished on or in connection with the Collateral, and no notice of commencement and no claim of Lien affecting the Collateral has been filed in the public record of the city or county, and no notice of commencement or claim of Lien with respect to any other contract will be so filed prior to the Closing that would be a Material Adverse Effect to the Borrower.

4.13 OFAC and Prohibited Persons. Neither the making or extending of the Loan to Borrower, nor the use of its proceeds, nor the execution or delivery of any of the Loan Documents will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. In addition, Borrowing Parties affirm, covenant, represent, and warrant that neither Borrowing Parties nor any of their respective affiliated entities is or will be an entity or person (i) that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 ("**EO13224**"), (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("**OFAC**") most current list of "Specifically Designated Nationals and Blocked Persons" (which list may be published from time to time in various mediums, including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf), (iii) who commits, threatens to commit, or supports "terrorism," as that term is defined in EO13224, or (iv) who is otherwise affiliated with any entity or person listed in subparts (i) – (iii) above (any and all parties or persons described in subparts (i) – (iv) being a "**Prohibited Person**"). Borrowing Parties agree and covenant that neither Borrowing Parties nor any of their respective affiliated entities will (i) knowingly conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, without limitation, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Borrowing Parties further agree and covenant to deliver (from time to time) to Lender any such certification or other evidence as may be requested by Lender in its sole and absolute discretion confirming that (i) neither Borrowing Parties nor any of their respective affiliated entities is a Prohibited Person and (ii) neither Borrowing Parties nor any of their respective affiliated entities has knowingly engaged in any business, transaction, or dealings with a Prohibited Person, including, without limitation, the making or receiving of any contribution of funds, goods, or services to or for the benefit of a Prohibited Person.

4.14 No Consumer Loan. The Loan is not a "consumer loan" as that term is presently defined in West Virginia Code §46A-1-102(15) or any other statute or law regarding consumer loans. The Loan transaction is not a "consumer transaction" as that term is presently defined in West Virginia Code § 46-9-102(26) or any other statute or law regarding consumer loans.

4.15 Conduct of Lender. Lender has at all times acted in a commercially reasonable manner, in good faith, and in full and complete compliance with all Applicable Laws in relation to dealing and negotiating with Borrower concerning and in relation to the negotiating, making, preparing, drafting,

execution, and delivery of this Agreement and all of the other Loan Documents and the financing transaction involving the Loan in general.

4.16 Non-Foreign Person. Borrower is not a "foreign person" within the meaning of §1445(f)(3) of the Internal Revenue Code of 1986 as in effect as of the Effective Date.

4.17 Leases. Borrower is not in default under any of its material coal leases and all written notices of default have been fully cured.

Section 5. Affirmative Covenants. Borrower covenants and agrees that for so long as this Loan Agreement is in effect and until all obligations of Borrower hereunder and under the Loan Documents are paid in full with interest, Borrower shall, unless having first procured the written consent of Lender:

5.1 Financial Data. Borrower shall furnish to Lender the following reports and statements prepared in a format acceptable to Lender:

(a) Fiscal year end, audited financial statements of Borrower and prepared in accordance with GAAP, within ninety (90) days after the end of the respective fiscal year of the Borrower, which statements shall include a balance sheet and a statement of earnings, a statement of changes in financial position, cash flow, and a breakdown of source and application of all funds, for the year ended.

(b) Monthly internal compiled internal financial statements, with 15 days of the end of the prior month;

(c) Audited, reviewed or compiled financial statements within 30 days of filing (if available).

(d) Borrower's federal tax returns within 30 days of filing and in no event more than 30 days past the date of any extension granted by the IRS.

It shall, at the Lender's option, constitute an event of default if the financial information referenced above is not submitted timely. Failure to cure this default shall at the Lender's discretion result in a 1% increase in the interest rate on all loans or any other default options available to the Lender.

In addition, Borrower shall provide Lender with access to and/or copies of all financial records of the Borrower upon not less than ten (10) days after written notice from Lender.

5.2 Insurance. Borrower shall maintain property damage or hazard insurance policies in relation to the Collateral (A) covering and insuring against all risks of loss to the Collateral and all personal property, fixtures, equipment, and machinery located and situate thereon, (B) in the event that any part or portion of the Collateral shall be located and situate within an area or areas identified pursuant to Applicable Laws as having special flood hazards, covering and insuring against all risks of loss to such part or portion of the Collateral and all personal property, fixtures, equipment, and machinery located and situate thereon, associated with floods, (C) providing for one hundred percent (100%) replacement cost value of the Collateral, (D) having a maximum deductible of Fifty Thousand Dollars ($50,000.00), and, (E) providing for loss of rents and/or business interruption for a minimum of twelve (12) months, Such policy shall include Loss Payable Endorsement CP1218 or its equivalent, naming Lender and its successors and assigns as loss

payee and first mortgagee. Borrower shall provide evidence that it has obtained such insurance in the form of Acord Form 28, which form shall, at a minimum, reference Lender's loan or account no. in relation to the Loan, and identify Lender and its successors and assigns as loss payee and first mortgagee.

Borrower shall further maintain commercial general liability insurance policies in relation to the Collateral (A) designating Lender and its successors and assigns as additional insured on Form CG 2018 or its equivalent, and providing coverage in amounts acceptable to and approved by Lender, but in no event less than Two Million Dollars ($2,000,000.00) per occurrence, Two Million Dollars ($2,000,000.00) in the aggregate. Borrower shall provide evidence that it has obtained such insurance in the form of Acord Form 25, which form shall, at a minimum, reference Lender's loan or account no. in relation to the Loan, and identify Lender and its successors and assigns as additional insureds.

All such insurance required under this Loan Agreement shall be issued by an insurer acceptable to and approved by Lender that shall have a minimum rating of "A-" from A.M. Best, "A" from Standard and Poor's or "A2" from Moody's Investors Service, Inc. Such insurance shall not be cancelled or materially reduced without thirty (30) days advanced written notice to Lender.

5.3 Inspection of Books and Assets. Allow any representative of Lender to visit and inspect the Land and to examine the books, records and accounts of Borrower and to discuss its affairs, finances and accounts with its representatives and agents, on a quarterly basis and at all such reasonable times and as often as Lender may reasonably request upon not less than ten (10) days written notice.

5.4 Notices. Deliver to Lender within ten (10) days after Borrower obtains any knowledge of the existence of any Event of Default or any condition, event or act which, with the giving of notice or lapse of time, or both, would constitute an Event of Default or which would constitute an event of default under any other material agreement to which Borrower is a party, a certificate signed by a representative of Borrower specifying the nature thereof, the period of existence thereof and what action Borrower proposes to take with respect thereof.

5.5 Environmental Matters. Forward to Lender within five (5) Business Days of its receipt or completion, a copy of any notice or complaint affecting the Project or the Land claiming any violation of, or requiring compliance with, any Environmental Laws, or notice demanding payment or contribution for injury to the environment or human health or report, citation or other written or oral communication from any government agency empowered to enforce, investigate, or oversee compliance with Environmental Law or any pertinent health or safety laws, received by Borrower and affecting or relating to the Land or the Project. The Lender reserves the right to arrange for an environmental audit of the Land or the Project, at Borrower's expense.

Borrower shall not engage, alone or with others, in activities or operations on or at the Land or the Project involving the general, transportation, storing or disposal of any hazardous substance, hazardous waste, hazardous material, toxic waste, contaminate, pollutant, dangerous waste or other material regulated by a federal, state or local environmental law or regulation ("hazardous materials" as those terms are defined by the Federal Comprehensive Environmental Response Compensation and Liability Act, or any other federal, state or local environmental law or regulations).

5.6 Litigation. Promptly give written notice to Lender of any of the following which may materially affect Borrower's finances or normal business operations or title to, or the value of, any Collateral:

(a) any action, proceeding or claim, which has been commenced or threatened in writing against Borrower other than already those action listed on Schedule hereto and

(b) any dispute regarding the Land which may exist between Borrower and any governmental authority, including, without limitation, (i) receipt of any report, citation, or other written or oral communication concerning Borrower from any government agency, or (ii) matters concerning operations on the Land or the Project involving Environmental Law or the generation, transportation, storing or disposal of any Hazardous Substance, hazardous waste, hazardous material, toxic waste, or contaminate at or on the Land or the Project.

5.7 Preservation of Borrower's Existence. Maintain and preserve the existence of Borrower in good standing in the above referenced States, use its best efforts to maintain, preserve and renew all rights, powers, privileges and franchises, which continue to be advantageous and comply with all applicable laws, statutes and regulations in respect of the conduct of its business.

5.8 Collateral in Possession of Third Parties. If any Collateral remains in the hands or control of any of Borrower's agents, or any other third party, Borrower, if requested by Lender, shall notify such party of Lender's security interest in the Collateral.

5.9 Taxes. Promptly pay and discharge all of its taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves on its books for the payment of such taxes, assessments, and other governmental charges, make all required withholding and other tax deposits, and, upon request, provide Lender with receipts or other proof that such taxes, assessments, and other governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith, and by appropriate proceedings diligently conducted, and adequate reserves for the payment thereof have been established on the books of Borrower.

5.10 Defend Collateral. Defend the Collateral against the claims and demands of all other parties (other than Lender).

5.11 Governmental Requirements. Comply with all material Governmental Requirements applicable to Borrower and the construction and operation of the Project.

5.12 Execution of Documents. Borrower shall, from time to time, execute, file or record, or cause others to execute, file or record, any financing statements, continuation statements or other documents reasonably considered necessary or desirable by Lender to create, perfect, protect, and preserve the interests of Lender in the Collateral.

5.13 Completion of Construction. Borrower will proceed with and complete construction of the Project in a prompt, timely, expeditious and workmanlike manner in accordance with the design plans provided to Lender and in compliance with all terms of all applicable Governmental Requirements.

5.14 Hazardous Substances. Borrower shall notify the Lender if there is a release or threatened release of any Hazardous Substance in violation of Environmental Laws on or affecting the Land. Upon notification of such release or threatened release of any Hazardous Substance, the Lender has the option to arrange for an environmental audit of the Land or the Project at the Borrower's expense. In addition, Borrower must obtain the prior written consent of Lender prior to engaging, alone or with others, in activities or operations involving the generation, transportation, storing or disposal of any Hazardous Substance, other than in the ordinary course of Borrower's or any Lessee's business and in accordance with Applicable Environmental Laws.

5.15 Principal Address. The principal place of business of Borrower is in the State of Indiana with an address of 9002 Technology Lane, Fishers, Indiana 46038. The Borrower shall notify Lender in writing within ten (10) days of any change in its principal place of business or the location of any of the Collateral.

5.16 Subordination. Borrower agrees that any rights Borrower has with respect to the Collateral shall be subordinate to any Lien or security interest in favor of Lender, whether such rights arise by statute, or otherwise. Borrower hereby subordinates any lien, whether statutory or otherwise, which Borrower may have against the Collateral to the Lien and security interests granted Lender in the Collateral.

5.17 Deposit Account. Intentionally omitted.

5.18 Use of Loan Funds. Borrower shall furnish to Lender bi-monthly reports regarding the use and expenditure of the Loan funds, with copies of supporting third-party invoices upon request.

Section 6. Negative Covenants. Borrower covenants and agree that for so long as this Loan Agreement is in effect and until the Note, together with interest and all other obligations incurred hereunder are paid in full, without the prior written consent of Lender, it will not:

6.1 Change of Address; Location of Collateral and Records. Without ten (10) days prior written notification to Lender, change the name of Borrower, address of the principal place of business of Borrower or the location of any part of the Collateral or the records concerning the Collateral of Borrower, or change the structure of Borrower's business.

6.2 Assignment or Assumption. Assign or transfer its rights or obligations hereunder to any other party or permit any other party to assume Borrower's obligations hereunder.

6.3 Change Orders. Intentionally omitted.

6.4 Sale of Equity Interests. Without the prior written consent of Lender, which will not be unreasonably withheld, allow or permit the sale, assignment, pledge or transfer by any owner thereof, of any equity interests of Borrower, excluding the planned equity offering for January 2019 under the agreement with Maxim or any transaction that would not result in a change of control of the Borrower.

6.5 Mergers, Dissolutions and Other Extraordinary Events. Without the prior written consent of Lender, (a) be or become a party to any merger, consolidation or reorganization, (b) sell, transfer, lease or dispose or otherwise become obligated for the sale, transfer, lease or disposition of all or a substantial part of Borrower's assets, interests or business interests or (c) dissolve or liquidate.

6.6 Change of Management. Without the prior written consent of Lender, take action to change or permit a change in Borrower's management. Borrower will not modify, amend or otherwise alter any of its Entity Documents without the prior written consent of Lender.

6.7 Use of Collateral. Use the Collateral in violation of any provision of the Loan Documents, of any applicable law, statute, regulation or ordinance, or of any policy insuring the Collateral.

6.8 Mortgages, Liens, etc. Without the prior written consent of Lender, directly or indirectly create, incur, assume, suffer or permit to continue in existence, any mortgage, deed of trust, Lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or conditional sale, lease or title retention agreement with respect to any Collateral, or any portion thereof. Lender shall have no obligation to grant such consent.

6.9 Insolvency. Become insolvent or fail to pay its debts from its assets as the same shall become due.

6.10 Third Party Debts. Hold itself out to be responsible for the debts or obligations of any other Person.

6.11 Transfer of Collateral. Sell, assign, transfer, abandon, convey, encumber, lease or otherwise dispose of, the Collateral (except for non-material, obsolete items of equipment or furnishings and sales of coal inventory in the normal course of its business) or any interest in the Collateral in any way, without the prior written consent of Lender.

6.12 Easements. Intentionally omitted.

6.13 Limitation on Indebtedness. Without the prior written consent of Lender, have any indebtedness, except (a) indebtedness incurred or permitted under this Loan Agreement, and (b) current accounts payable or accrued, incurred by Borrower in the ordinary course of its business, provided that the same shall be paid when due in accordance with customary trade terms unless contested by appropriate proceedings.

6.14 Payment of Distributions/Dividends. Make any distributions, dividends or any other similar payments to any of its member or shareholders.

Section 7. Events of Default. Upon the occurrence of any of the following specified Events of Default (each an "Event of Default"):

7.1. Principal and Interest. Borrower shall default in the due and punctual payment of the outstanding principal or interest of the Note or any Obligations under the Loan Documents, which default is not cured within ten (10) days after the date such payment is due and notice is given by Lender to Borrower of failure of payment; or

7.2 Covenants and Agreements. Borrower shall default in the due performance or observance of any term, covenant or agreement, other than payment of principal or interest, contained in this Loan Agreement, including but not limited to the provision of Sections 2 through 9 herein, or in any of the Loan Documents and, subject to Section 8.1 below, such default shall continue unremedied for more than thirty

(30) days after (i) written notice of default from Lender or (ii) the date Borrower was required to give notice to Lender under this Loan Agreement; or

7.3 Representation and Warranties. Any representation, warranty or statement made by Borrower herein or otherwise in writing in connection herewith, or in any certificate or statement signed by Borrower and furnished pursuant to any provision of this Loan Agreement, shall prove to be incorrect in any material respect on the date as of which made, unless Borrower remedies the same within ten (10) days after written notice from Lender; or

7.4 Insolvency. Borrower shall permanently suspend or discontinue its business operations; or Borrower shall make an assignment for the benefit of creditors, shall generally fail to pay its debts as such debts become due; or Borrower shall file a petition commencing a voluntary case concerning Borrower under any chapter of Title 11 of the United States Code entitled "Bankruptcy" or an involuntary case shall be commenced against Borrower under any such chapter and relief is ordered against Borrower or the petition is controverted but is not dismissed within ninety (90) days after the commencement of the case; or Borrower shall petition or apply to any tribunal for the appointment of any receiver, liquidator, custodian or trustee of or for it or any substantial part of their respective properties, or shall commence any proceeding relating to Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such proceeding which remains undismissed for a period of ninety (90) days, or an order, judgment or decree approving the petition in any such proceeding shall be entered; or Borrower by any act or failure to act indicates its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver, liquidator, custodian or trustee of or for it or any substantial part of its property, or suffers any such appointment to continue undischarged or unstayed for a period of ninety (90) days; or Borrower shall take any corporate action for the purpose of effecting any of the foregoing; or

7.5 Coal Sales Contracts. Borrower shall be in default under the Existing Coal Sales Contract or the New Coal Sales Contract between Borrower and Lender; or

7.6 Additional Events of Default.

(a) if there is any attempted or completed transfer, conveyance, assignment, grant or further encumbrance by Borrower, whether direct or indirect, of the Collateral (or any portion thereof) or any Borrower's rights, privileges or duties with respect to the Collateral or under the Loan Documents; or

(b) if either (i) one or more judgments, decrees or orders is issued against any Borrower that is non-appealable with respect to a claim exceeding Two Hundred Thousand Dollars ($200,000.00), which judgment(s), decree(s) or order(s) is not covered in full by insurance and is not stayed, bonded, paid or discharged within thirty (30) days after such judgment or order, or (ii) any non-appealable levy, suggestion, garnishment, sequestration, writ of attachment or execution or any similar process is (A) issued or levied against any Borrower or any Borrower's property, and (B) that is worth in excess of Two Hundred Thousand Dollars ($200,000.00), and (C) not discharged within thirty (30) days thereof; or

(c) if any Person obtains a non-appealable order or decree in any court of competent jurisdiction enjoining or delaying the completion of the Project or enjoining or prohibiting Borrower from performing under this Agreement or under any of the other Loan Documents, and such proceeding is not discontinued or such order or decree is not vacated within thirty (30) days; or

(d) if the Project is abandoned and such abandonment shall continue for a period of thirty (30) Business Days unless such abandonment is the direct result of the events constituting force majeure, and unless Borrower remedies the same within ten (10) days of written notice from Lender; or

(e) if the Borrower shall have concealed or removed or permitted to be concealed or removed any part of the Collateral, with the intent to hinder, delay or defraud Lender, or made or suffered a material transfer of any of the Collateral or the incurring of an obligation by such Borrower that constitutes a preferential or fraudulent transfer or conveyance under any bankruptcy, reorganization, arrangement, readjustment of debt, winding up, dissolution, liquidation, fraudulent conveyance or transfer, or similar laws; or

(f) if Borrower is liquidated or dissolved or permanently suspends or terminates the operation of its business; or

(g) if Borrower shall contest the validity and/or enforceability of any of the Loan Documents in any material respect or with respect to the perfection or priority of Lender's lien on any Collateral; or

(h) if Lender's lien granted under the Loan Documents shall cease to be a valid, enforceable and perfected first priority Lien on any of the Collateral for any reason; or

(i) if there shall be a material impairment of or material decrease in value of the Collateral, as may be reasonably determined by Lender in its reasonable discretion; or

(j) if there shall be any materially adverse change in the financial condition of the Borrower that goes unremedied by Borrower after ten (10) days written notice from Lender; or

(k) Any event that results in a material adverse effect, or Lender's reasonable belief that the prospect of Borrower's performance of its Obligations under the Loan Documents is impaired; or

(l) Any event that constitutes a default or an Event of Default (as defined therein) under any of the Loan Documents.

Section 8. Remedies Upon Default.

8.1 Generally. Upon the occurrence of any Event of Default, and at any time thereafter, Lender may do any one or more of the following in accordance with the terms of the Loan Documents:

(a) Declare all or any part of the outstanding Obligations immediately due and payable without notice or demand of any kind upon any Person, and the Obligations shall automatically become immediately due and payable, and proceed with action against Borrower necessary to collect all sums due, or that may become due, under the Note or any other Loan Document.

(b) Exercise any and all of the rights of Lender under the Loan Documents, and/or Lender's rights as a secured party under the UCC and Applicable Laws upon default by a debtor/obligor, and/or otherwise available to Lender at law or in equity.

(c) Sell, foreclose upon or otherwise dispose of the Collateral. Lender shall have no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person.

(d) Seek to have Borrower specifically perform its obligations under this Agreement and/or the other Loan Documents.

(e) Enter into and/or take possession of and/or collect and receive the Collateral and take all appropriate steps to secure and protect the Collateral. All sums expended by Lender for such purpose shall be deemed to have been paid to Borrower and shall be secured by the Collateral.

(f) Place any judgment lien or other encumbrance of record against Borrower and/or the Collateral.

(g) Lender is under no obligation to invoke any remedy provided herein or in the other Loan Documents, and Lender may avail itself of any one or more or all of the remedies described above and any or all other remedies available to it at law or in equity or hereunder, and all such remedies shall be cumulative, may be exercised concurrently, and none shall be deemed exclusive of any other. No delay or omission of Lender to exercise any right or power occurring upon any Event of Default shall impair the future exercise of such right or power in respect of such or any other Event of Default, present or future, or impair any rights or remedies consequently thereto.

8.2 Right of Set Off. If an Event of Default shall occur, Lender shall have the right, in addition to all other rights and remedies available to it, to set off, recoup and apply against the Obligations any and all deposits at any time held, or any other indebtedness at any time owing by Lender to or for the credit or the account of Borrower, irrespective of whether or not Lender shall have made any demand under this Agreement or the Note and although such Obligations may be unmatured, including but not limited to, any amount owing by Lender under the Existing Coal Sales Contract and the New Coal Sales Contract.

8.3 Additional Remedies Upon Default. Notwithstanding Section 8.1 above, upon the occurrence of an Event of Default, which default or defaults following written notice from Lender continue(s) unremedied for the period(s) set forth in this Section 8.3, and for which Lender in its sole discretion does not accelerate the Loan, the applicable annual interest rate on the Loan, for a period beginning three (3) days after written notice of such Event of Default and ending upon the curing of such Event of Default, shall increase one percent (1.0%) for the first thirty (30) days of said Event of Default and increase one percent (1.0%) during each thirty (30) day period thereafter during which the noticed Event of Default continues, not to exceed a total increase of five percent (5.0%). Such default interest rates shall apply to the outstanding principal balance of the Loan. Upon the curing of the noticed Event of Default, the interest rate on the Loan shall revert to the interest rate stated in the Note referenced in Section 2 above effective on the date on which the Event of Default is cured.

8.4 Interest Post-Maturity. At Lender's option, upon acceleration of the maturity date due to the occurrence of an Event of Default, interest will accrue at 10%.

8.5 Recovery of Expenses. Lender shall have the right to recover and Borrower shall pay to Lender on demand any and all reasonable expenses, including legal expenses and attorneys' fees, incurred or paid by Lender for protecting or enforcing the Obligations of Borrower and all rights of Lender hereunder and under the other Loan Documents, including Lender's right to take possession of the Collateral, recovering underground mine equipment, prepare the Collateral for sale and sell the Collateral. All such expenses shall bear interest at the applicable rate under the Note until paid in full.

8.6 Possession of Collateral. Whenever Lender may take possession of the Collateral, Lender may take possession of the Collateral on Borrower's premises or may remove the Collateral, or any part thereof, to such other places as Lender may, in its sole discretion, determine. If requested by Lender,

Borrower shall assemble the Collateral and deliver it to Lender at such place as may be designated by Lender.

8.7 Income on Collateral. If Borrower receives any income, rents, interest, profits, payments, or distributions on account of the Collateral, the same shall be held by Borrower in trust for Lender in the same medium in which received, shall not be commingled with any assets of Borrower and shall be delivered to Lender in the form received, properly endorsed to permit collection, not later than the next Banking Day following the day of its receipt.

8.8 Proceeds of Collateral. Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for, and then or at any time thereafter applied in whole or in part, first to the payment of the reasonable costs and expenses incurred by it in connection with such sale, including reasonable attorneys' fees and legal expenses, then to the repayment of the outstanding balance of the Note, then to the payment of any other amounts required by Applicable Law, and then to pay the balance, if any, to Borrower or as otherwise required by Applicable Law.

8.9 Non-Exclusive. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of an Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Lender to exercise any remedy reserved to it in this Section 8, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

8.10 No Limitation. The Events of Default and remedies set forth in this Section 8 shall be in addition to all other defaults and remedies set forth in the Loan Documents.

Section 9. Miscellaneous.

9.1 Calculations and Financial Data. Calculations hereunder shall be made and financial data required hereby including, without limitation, with respect to reports required by Section 5 hereof, shall be prepared both as to classification of items and as to amount in accordance with generally accepted accounting principals.

9.2 Indemnification. To induce Lender to make and extend the Loan to Borrower and make and enter into this Agreement, Borrowing Parties irrevocably, unconditionally, absolutely, fully, completely, and jointly and severally, covenant and agree to defend, protect, indemnify, and hold Indemnified Parties harmless of, from, against, and with respect to any and all Liabilities and Losses incurred, sustained, suffered, and/or expended by Indemnified Parties accruing from, concerning, pertaining to, in relation to, in connection with, and/or resulting from any party or parties asserting, alleging, or claiming any rights, claims, and/or demands of any kind, nature, character, manner, or description against Indemnified Parties in relation, in any way, manner, nature, character, or description to the making and extending of the Loan to Borrower, the use or application of any Loan proceeds, the amendment, modification, extension, renewal, supplement, refinancing, rearrangement, enlargement, and/or restatement of the Loan and/or the Loan Documents, an Event of Default, the collection and/or attempted collection of the Loan, the acceleration and/or attempted

acceleration of the Loan, the foreclosure and/or attempted foreclosure of the Deed of Trust, the negotiating, making, preparing, drafting, execution, delivery, and/or recording of this Loan Agreement and the other Loan Documents, the performance or non-performance by any Party of any obligation under, in accordance with, or pursuant to this Loan Agreement or any of the other Loan Documents, the exercise of Lender's rights and remedies under the Loan Documents, at law, and/or in equity, Lender's release of and/or conditional agreement to forbear from the exercise of Lender's rights and remedies under the Loan Documents, at law, and/or in equity, the impairment of any Collateral, the release, discharge, cancellation, termination, or novation of any party's obligations or liabilities in relation to the Loan, the liquidation of any Collateral by any party, directly or indirectly, the workout of the Loan, the design, construction, development, completion, management, use, and/or occupancy of the Project, the management, use, and/or occupancy of the Land, and any and all actions and omissions of Indemnified Parties in relation to the financing transaction involving the Loan, whether occurring prior to the Effective Date or subsequent to the Effective Date, with the specific and express intent that the indemnification contemplated by and set forth and provided for in this paragraph shall be as broad and global in nature and character as permitted under Applicable Laws to obligate Borrowing Parties to defend, protect, indemnify, and hold Indemnified Parties harmless of, from, against, and with respect to any and all Liabilities and Losses of Indemnified Parties in relation, in any way, manner, nature, or character, to the financing transaction involving the Loan, but excluding any Liability or Loss resulting from the sole negligence of Lender. Borrowing Parties covenant and agree that the provisions of this paragraph and the obligations set forth and provided for in this paragraph shall survive the repayment and satisfaction of the Obligations.

9.3 Amendment and Waiver. This Loan Agreement or any of the other Loan Documents or any provision thereof may not be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto.

9.4 Governing Law. This Loan Agreement and the rights and obligations of the parties hereunder and under the Note shall be construed in accordance with and be governed by the laws of the State of West Virginia.

9.5 Notices. Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon Borrower and Lender shall be in writing and shall be deemed to have been given or made when delivered in person or on the date of mailing through the course of the United States Postal Service or Federal Express for delivery to the party to which such notice, request, demand or other communication is required or permitted to be given or made under the Loan Documents addressed to Borrower or Lender, at the addresses shown under their signatures hereto or at such other address as Borrower or Lender may hereafter specify in writing to the other, except that any communication with respect to a change of address shall be deemed to be given or made when received by the party to whom such communication was sent.

9.6 Waiver. No failure or delay on the part of Lender in exercising any right, power or privilege under this Loan Agreement or any other Loan Documents and no course of dealing between Borrower and Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Lender or Borrower would otherwise have pursuant to the Loan Documents or law or equity. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice

or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand.

9.7 Descriptive Headings. The descriptive headings of the several sections of this Loan Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

9.8 Benefit of Agreement. This Loan Agreement shall be binding upon and inure to the benefit of Borrower, its successors and assigns and shall be binding upon and inure to the benefit of Lender and its successors and assigns except that Borrower may not transfer or assign any or all of its rights or obligations hereunder. Lender may assign all or any portion of the Loan and the Loan Documents.

9.9 No Third-Party Rights. Nothing in this Loan Agreement, whether express or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Loan Agreement, which is intended for the sole and exclusive benefit of the parties hereto.

9.10 Survival of Representations and Warranties, Etc. All representations, warranties, covenants and agreements of Borrower contained herein shall survive the making of the Loan hereunder and shall continue in full force and effect until the full and final payment of all Obligations.

9.11 Execution in Counterparts. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Loan Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and delivery of all such counterparts at Closing.

9.12 Illegality, Severability. In case any provision in this Loan Agreement or the Note, shall be invalid, illegal or unenforceable, such provision shall be severed from the remainder of such instrument and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby to the extent permitted by applicable law. In the event that the applicable laws, regulations or interpretations thereof by the governmental authorities of any country or subdivision thereof having jurisdiction over Lender or over Borrower should prohibit, limit or otherwise restrict the performance, enforceability, or validity of any provision of this Loan Agreement, the same to the extent permitted by applicable law shall not affect the performance, enforceability or validity of any other provision.

9.13 Setoff. Without limiting any other right of Lender, whenever Lender has the right to declare any Obligations to be immediately due and payable, Lender, at its sole election, may setoff against the Obligations any and all monies then or thereafter owed to Borrower by Lender in any capacity, whether or not the Obligations or the obligation to pay such monies owed by Lender is then due, and Lender shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge there or is made or entered on Lender's records subsequent thereto.

9.14 Lender's Duties. Without limiting any other provision of this Loan Agreement:

(a) the powers conferred on Lender hereunder are solely to protect its interests and shall not impose any duty to exercise any such powers; and

(b) except as may be required by applicable law, Lender shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

9.15 Interpretations. With respect to any provision of the Loan Documents which provides Lender with rights or places obligations on Borrower, such provisions shall be interpreted to require that Lender exercise such rights in a manner which is commercially reasonable and to permit Borrower to satisfy its obligations to Lender by engaging in commercially reasonable acts and practices designed to satisfy such obligations.

9.16 Recovery of Payments. Borrower agrees that if any amounts are paid by Borrower to Lender pursuant to the Loan Documents, or to the extent that Borrower makes a payment to Lender, or Lender receives any proceeds of Collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise is required to be repaid to Borrower, or to an estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continue in full force and effect as of the date such initial payment, reduction or satisfaction occurred (said payments or repayments being hereinafter referred to as "Recovered Payments"). Borrower shall have an obligation to defend and indemnify Lender of and from any claim or loss under this section, including without limitation, Lender's reasonable attorneys' fees and expenses in the defense of any such action or suit. The Loan Documents shall remain in full force and effect until two (2) years after all indebtedness of Borrower has been repaid to Lender or until any issue or controversy regarding any Recovered Payments is judicially concluded and no right of appeal remains.

9.17 Rights Cumulative. The terms, covenants and conditions of this Agreement are not intended to supersede the terms, covenants and conditions of the other Loan Documents, but shall be in addition thereto. No right or remedy conferred upon Lender in this Agreement is intended to be exclusive of any other right or remedy contained in this Agreement or in any of the other Loan Documents, and every such right or remedy shall be cumulative, may be exercised concurrently, and shall be in addition to every other right or remedy contained in this Agreement and in any of the other Loan Documents or now or hereafter available to Lender at law, in equity, by statute or otherwise.

9.18 Consent to Jurisdiction. Borrowing Parties and Lender agree that sole and exclusive jurisdiction of any action or proceeding to enforce, or arising out of, the Loan Documents shall be in the Circuit Court of Kanawha County, West Virginia or the United States District Court for the Southern District of West Virginia; and Borrower waives personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower, or as otherwise provided by Applicable Law.

9.19 WAIVER OF JURY TRIAL. BORROWING PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE AND RELINQUISH THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN OR LOAN DOCUMENTS OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR

ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWING PARTIES, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

9.20 Limitation of Liability. Neither the Lender nor any Affiliate, officer, director, employee, attorney, or agent of the Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue the Lender or any of the Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the other Loan Documents.

9.21 Expenses. Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Loan Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel, advisors, consultants, and auditors for the Lender, (b) all costs and expenses of the Lender in connection with any Default and the enforcement of this Loan Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel, advisors, consultants, and auditors for the Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Loan Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any Lien contemplated by this Loan Agreement or any other Loan Document, and (e) all other costs and expenses incurred by the Lender in connection with this Loan Agreement or any other Loan Document, any litigation, dispute, suit, proceeding or action; the enforcement of its rights and remedies, and the protection of its interests in bankruptcy, insolvency or other legal proceedings, including, without limitation, all costs, expenses, and other charges (including the Lender's internal charges) incurred in connection with evaluating, observing, collecting, examining, auditing, appraising, selling, liquidating, or otherwise disposing of the Collateral or other assets of Borrower.

9.22 Controlling Document. If there is any conflict in the terms, conditions and requirements of this Loan Agreement and any Loan Document, the terms, conditions and requirements of this Loan Agreement shall be controlling.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Loan Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized.

BORROWER:

AMERICAN RESOURCES CORPORATION,
a Florida corporation

By: ______________________
Thomas M. Sauve
Its: President

QUEST ENERGY INC.,
an Indiana corporation

By: ______________________
Thomas M. Sauve
Its: President

MCCOY ELKHORN COAL LLC,
an Indiana limited liability company

By: ______________________
Thomas M. Sauve
Its: President

KNOTT COUNTY COAL LLC,
a Delaware limited liability company

By: ______________________
Thomas M. Sauve
Its: President

LENDER:

INTEGRITY COAL SALES, INC.,
a New York corporation

By: ______________________
Gregory Licata
Its: President

ADDRESS OF LENDER FOR NOTICE PURPOSES

905 Marconi Avenue
Ronkonkoma, New York 11779
Attn: Gregory F. Licata, CEO/President

10671976.1

ERC MINING INDIANA CORP.,
an Indiana corporation

By: ______________________
Thomas M. Sauve
Its: President

DEANE MINING LLC,
a Delaware limited liability company

By: ______________________
Thomas M. Sauve
Its: President

WYOMING COUNTY COAL LLC,
an Indiana limited liability company

By: ______________________
Thomas M. Sauve
Its: President

QUEST PROCESSING LLC,
an Indiana limited liability company

By: ______________________
Thomas M. Sauve
Its: President

ADDRESS OF BORROWER FOR NOTICE PURPOSES

c/o Quest Energy Inc.
9002 Technology Lane
Fishers, Indiana 46038
Attn: Thomas M. Sauve, President

Schedule 4.3
Pending Litigation

[redacted]